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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 31, 2007

                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)

            001-13255                                   43-1781797
            ---------                                   ----------
           (COMMISSION                                (IRS EMPLOYER
           FILE NUMBER)                             IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI      63166-6760
---------------------------------------------------------------      ----------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 31, 2007, Solutia Inc. ("Solutia") entered into an asset purchase agreement dated March 11, 2007 (the "Purchase Agreement") by and between Solutia and Thermphos Trading GmbH and its affiliates ("Thermphos") in connection with Solutia's sale of its Dequest(R) water treatment phosphonates business to Thermphos for $67 million subject to a working capital adjustment. As part of the closing, affiliated companies of Solutia and Thermphos entered into a lease and operating agreement under which Solutia will continue to operate the Dequest production facility for Thermphos at Solutia's plant in Newport, Wales, U.K. A copy of the Purchase Agreement and its amendments are attached hereto as Exhibits 10.1, 10.2 and 10.3.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits:

Exhibit Number    Description
--------------    -----------

         10.1 Asset Purchase Agreement between Solutia Inc. and Thermphos Trading GmbH dated as of March 11, 2007

         10.2 Amendment to Asset Purchase Agreement between Solutia Inc. and Thermphos Trading GmbH dated as of March 13, 2007

         10.3 Second Amendment to Asset Purchase Agreement between Solutia Inc. and Thermphos Trading GmbH dated as of May 31, 2007




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                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                    SOLUTIA INC.
                                    ---------------------
                                    (Registrant)


                                    /s/ Rosemary L. Klein
                                    ---------------------
                                    Senior Vice President, General Counsel and
                                    Secretary

DATE:  June 5, 2007